SIGNIFICANT ACCOUNTING POLICIES - Revenue recognition (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Revenue recognition
Total net revenues	¥ 6,951,535	$ 1,090,848	¥ 6,130,437	¥ 6,001,396
Incentives given to customers recorded in sales and marketing expenses	25,000	3,900	40,700	58,000
Contract asset	0		0
Revenue recognized for the years was included in the deferred revenue at beginning of that year	119,200	18,700	110,400	87,300
Sales of products (formerly known as Sales of products through online platforms)
Revenue recognition
Total net revenues	6,786,056	1,064,882	5,999,675	5,777,413
Other revenues
Revenue recognition
Total net revenues	¥ 165,479	$ 25,966	¥ 130,762	¥ 223,983